UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 21, 2016 (November 18, 2016)

PFIZER INC.

(Exact name of registrant as specified in its charter)

Delaware	1-3619	13-5315170
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

235 East 42nd Street New York, New York	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 733-2323

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

$6,000,000,000 Debt Offering

On November 21, 2016, Pfizer Inc. (the “Company”) completed a public offering of $1,000,000,000 aggregate principal amount of 1.700% Notes due 2019, $1,000,000,000 aggregate principal amount of 2.200% Notes due 2021, $1,750,000,000 aggregate principal amount of 3.000% Notes due 2026, $1,000,000,000 aggregate principal amount of 4.000% Notes due 2036 and $1,250,000,000 aggregate principal amount of 4.125% Notes due 2046 (together, the “Notes”).

The offering of the Notes was made pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-202430) filed with the Securities and Exchange Commission on March 2, 2015.

The Notes were issued pursuant to an indenture, dated as of January 30, 2001, between the Company and The Bank of New York Mellon (formerly known as The Bank of New York), as successor to JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as trustee (the “Basic Indenture”), as supplemented by the seventh supplemental indenture, dated as of November 21, 2016, between the Company and The Bank of New York Mellon, as trustee (the “Seventh Supplemental Indenture”).

The Seventh Supplemental Indenture is filed herewith as Exhibit 4.2 to this Form 8-K and is incorporated herein by reference.

In addition, in connection with the offering of the Notes, the Company is filing a legal opinion regarding the validity of the Notes, filed herewith as Exhibit 5.1 to this Form 8-K and is incorporated herein by reference.

Tender Offer for 6.200% Senior Notes due March 15, 2019 (the “Tender Notes”)

On November 18, 2016, the Company announced that it had priced its tender offer (the “Tender Offer”) to purchase for cash any and all of the $3.25 billion aggregate principal amount of the Tender Notes. A copy of the Company’s press release announcing the pricing of the Tender Offer is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

The Tender Offer expired at 5:00 p.m., New York City time, on November 18, 2016 (the “Expiration Date”).

At the Expiration Date, $1,944,082,000 aggregate principal amount of outstanding Tender Notes was validly tendered and not validly withdrawn in the Tender Offer. This amount includes $9,576,000 aggregate principal amount of outstanding Tender Notes tendered pursuant to the guaranteed delivery procedures described in the offer to purchase, dated November 14, 2016, and the related letter of transmittal and notice of guaranteed delivery, which remain subject to the holders’ performance of the delivery requirements under such procedures.

A copy of the Company’s press release announcing the expiration and results of the Tender Offer is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Exhibit Description

4.1	Indenture, dated as of January 30, 2001 (incorporated by reference from the Company’s Current Report on Form 8-K filed on January 30, 2001).
4.2	Seventh Supplemental Indenture, dated as of November 21, 2016
4.3	Form of 1.700% Notes due 2019 (included in Exhibit 4.2)
4.4	Form of 2.200% Notes due 2021 (included in Exhibit 4.2)
4.5	Form of 3.000% Notes due 2026 (included in Exhibit 4.2)
4.6	Form of 4.000% Notes due 2036 (included in Exhibit 4.2)
4.7	Form of 4.125% Notes due 2046 (included in Exhibit 4.2)
5.1	Opinion of Margaret M. Madden, Vice President and Corporate Secretary, Chief Governance Counsel of the Company.
23.1	Consent of Margaret M. Madden, Vice President and Corporate Secretary, Chief Governance Counsel of the Company (included in Exhibit 5.1).
99.1	Press Release of Pfizer Inc., dated November 18, 2016.
99.2	Press Release of Pfizer Inc., dated November 21, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFIZER INC.

	By:	/s/ Margaret M. Madden
Margaret M. Madden
Vice President and Corporate Secretary
Chief Governance Counsel
Dated: November 21, 2016

EXHIBIT INDEX

Exhibit No.	Exhibit Description

4.1	Indenture, dated as of January 30, 2001 (incorporated by reference from the Company’s Current Report on Form 8-K filed on January 30, 2001).
4.2	Seventh Supplemental Indenture, dated as of November 21, 2016
4.3	Form of 1.700% Notes due 2019 (included in Exhibit 4.2)
4.4	Form of 2.200% Notes due 2021 (included in Exhibit 4.2)
4.5	Form of 3.000% Notes due 2026 (included in Exhibit 4.2)
4.6	Form of 4.000% Notes due 2036 (included in Exhibit 4.2)
4.7	Form of 4.125% Notes due 2046 (included in Exhibit 4.2)
5.1	Opinion of Margaret M. Madden, Vice President and Corporate Secretary, Chief Governance Counsel of the Company.
23.1	Consent of Margaret M. Madden, Vice President and Corporate Secretary, Chief Governance Counsel of the Company (included in Exhibit 5.1).
99.1	Press Release of Pfizer Inc., dated November 18, 2016.
99.2	Press Release of Pfizer Inc., dated November 21, 2016.